UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 19, 2019

ADURO BIOTECH, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	001-37345	94-3348934
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

740 Heinz Avenue

Berkeley, California 94710

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 848-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On February 19, 2019, Frank McCormick, Ph.D., F.R.S. notified Aduro Biotech, Inc. (the “Company”) of his resignation as a Class II director from the Board of Directors (the “Board”) of the Company, effective February 19, 2019. There were no disagreements between the Company and Dr. McCormick.

(d) On February 19, 2019, the Board appointed David H. Mack, Ph.D. to the Board as a Class III director, effective February 19, 2019.

Pursuant to the Company’s non-employee director compensation policy, as a non-employee director, Dr. Mack will receive (i) a $40,000 annual retainer for his service on the Board, pro-rated for the remainder of 2019 (subject to any election by Dr. Mack to receive his annual cash compensation for any subsequent year in the form of stock options), (ii) upon his appointment, an automatic initial grant of a stock option to purchase 40,000 shares of Common Stock under the Company’s 2015 Equity Incentive Plan and (iii) on the date of each annual stockholder meeting, an automatic grant of a stock option to purchase 20,000 shares of Common Stock under the Company’s 2015 Equity Incentive Plan. The foregoing description is qualified in its entirety by reference to the text of the Company’s non-employee director compensation policy, as amended, which was filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on August 1, 2018.

In addition, Dr. Mack will enter into the Company’s standard indemnification agreement for directors and executive officers, the form of which was filed as Exhibit 10.11 to the Company’s Registration Statement on Form S-1 filed with the SEC on March 11, 2015.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release, dated February 21, 2019, announcing the appointment of Dr. Mack to, and the resignation of Dr. McCormick from, the Board is furnished as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated February 21, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 21, 2019

ADURO BIOTECH, INC.

By:	/s/ Jennifer Lew
Name:	Jennifer Lew
Title:	Chief Financial Officer